Exhibit 99.1

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

LEFT BEHIND GAMES, INC.

The undersigned hereby executes the following Amended and Restated Articles of Incorporation pursuant to the provisions of the Washington Business Corporation Act (Revised Code of Washington 23B).

ARTICLE I

Name

The name of the corporation is Left Behind Games, Inc., doing business as Inspired Media Entertainment.

ARTICLE II

Purpose

The purpose of this corporation shall be to transact any and all lawful business for which corporations may be incorporated under the Washington Business Corporation Act, in general, to have and exercise all the powers conferred by the laws of Washington upon corporations formed under the Washington Business Corporation Act and to do any and all things hereinbefore set forth to the same extent as natural persons might or could do.

ARTICLE II

Duration

This corporation shall be of perpetual duration.

ARTICLE IV

Authorized Capital Stock

The authorized capital stock of the corporation shall consist of two classes of stock, designated as Common Stock, Preferred Stock.

The total number of shares of Common Stock that the corporation will have authority to issue is One Billion Two Hundred Million (1,200,000,000). The shares shall have a par value of $0.001 per share. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have authority to issue is Sixty Million (60,000,000). The Preferred Stock shall have a stated value of $0.001 per share. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock. Such authorized number of shares of “blank check” preferred stock includes rights and privileging as designated by the Company’s Board of Directors from time-to-time without stockholder approval.

Preferred Series A Stock holders have similar rights to the common stock except that the Series A Preferred Stock has superior liquidation rights. The Series B Preferred Stock is convertible at the option of the holder, into restricted common stock, as the term "restricted" is defined in Rule 144 under the Securities Act.

Preferred Series B Stock holders are entitled to cumulative dividends from the date of issue, when and if declared by the Company’s Board of Directors.  No right to any dividends shall accrue to the holders of the Series B Preferred Stock in the event the Company shall not declare dividends. For an initial twelve months from the date of issuance, holders of the Series B Preferred Stock are entitled to two hundred votes per share together as one class with common shareholders on all matters upon which common shareholders are entitled to vote. After the initial twelve months, the holders of the Series B Preferred Stock are entitled to one vote per share together as one class with common shareholders on all matters upon which common shareholders are entitled to vote. The Series B Preferred Stock is convertible at the option of the holder, into restricted common stock, as the term "restricted" is defined in Rule 144 under the Securities Act. If there is a liquidation of the Company, a holder of Series B Preferred Stock is entitled to a pro-rata liquidation preference in an amount equal to the amount invested at which time Series B Preferred Stock was issued, and such liquidation preference shall be considered secondary to such rights already provided to Series A Preferred Stockholders.

ARTICLE V

Preemptive Rights

Shareholders of this corporation will have no preemptive rights to acquire additional shares issued by the corporation, or any securities convertible into, or carrying or evidencing any rights or option ot purchase, any such shares.

ARTICLE VI

Voting

The holders of any of the corporation’s capital stock shall possess voting power for the election of directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of the Articles of Incorporation in the exercise of their voting power. Cumulative voting for the election of directors is hereby expressly prohibited. The holders of Common Stock shall be entitled to one vote for each share held. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

ARTICLE VII

Board of Directors

The number of directors constituting the Board of Directors of this corporation may be increased or decreased from time to time in the manner specified in the Bylaws of this corporation; provided, however, that the number shall not be less than one (1) or more than nine(9). In case of a vacancy in the Board of Directors because of a director’s resignation, removal or other departure from the board, or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a successor to hold office for the unexpired term of the director whose position is vacant, and until the election and qualification of a successor.

ARTICLE VIII

Director Liability

A director of the corporation shall not be personally liable for the corporation or its shareholders for monetary damages for conduct as a director, except for liability of the director for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director; (ii) conduct which violates RCW 23B.08.310 of the Washington Business Corporation Act, pertaining to unpermitted distributions to shareholders or loans to directors; or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. If the Washington Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Washington Business Corporation Act, as so amended. Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

ARTICLE IX

Indemnification

The corporation is authorized to indemnify, agree to indemnify or obligate itself to advance or reimburse expenses incurred by its Directors, Officers, employees or agents in any Proceeding (as defined in the Washington Business Corporation Act) to the full extent of the laws of the State of Washington as may now or hereafter exist.

ARTICLE X

Bylaws

Subject to the power of shareholders to amend or repeal by majority consent, the Board of Directors of this corporation shall have the power to enact and amend such Bylaws defining the powers and duties of the officers of the corporation and providing for such other matters in relation to its affairs as they may deem necessary and convenient, provided the same are not out of harmony with the laws of the State of Washington or these Articles of Incorporation.

ARTICLE XI

Action by Majority Consent of Shareholders

Any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting or vote if the action (a “Majority Consent”) is taken by the shareholders holding of record, or otherwise entitled to vote, in the aggregate not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote on the action were present and voted.

ARTICLE XII

Amendments

The Board of Directors reserves the right to amend, alter, change or repeal any previsions contained in these Articles of Incorporation and Bylaws in the manner now or hereafter prescribed by statute, and all rights conferred on the shareholders herein are granted subject to this reservation.

ARTICLE XIII

Shareholder Approval

The affirmative vote of a majority of all of the votes entitled to be cast on the matter shall be sufficient, valid, and effective, after due consideration and reconsideration of such action by the Board of Directors, as required by law, to approve and authorize the following acts of the corporation:

(a)

the merger of this corporation into another corporation or the merger of one or more other corporations into this corporation;

(b)

the acquisition by another corporation of all of the outstanding shares of one or more classes or series of this corporation; or

(c)

the sale, lease, exchange, or other disposition by this corporation of all, or substantially all, of its property other than in the usual and regular course of business.

ARTICLE XIV

Registered Agent

The name of the registered agent of this corporation is Mike Agostinelli, Attorney at Law.

ARTICLE XV

Registered Office

The post office address of the registered office of this corporation is c/o Workland and Witherspoon, Washington Mutual Financial Center, Suite 714, 601 West Main Avenue, Spokane, WA 99201-0677.

Dated this 8th day of April, 2009

/s/ Troy A. Lyndon

Troy A. Lyndon, Chairman & CEO